Exhibit 10.14.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 26, 2018 is entered into among (i) Mesa Airlines, Inc., as borrower (“Borrower”), (ii) the lenders named herein (the “Lenders”), (iii) Obsidian Agency Services, Inc., as security trustee (the “Security Trustee”), and (iv) Cortland Capital Market Services LLC, as administrative agent (the “Administrative Agent”), and amends that certain Credit Agreement, dated as of December 14, 2016 among such parties (as amended, supplemented or modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement.

RECITALS

WHEREAS, notwithstanding delivery pursuant to Section 2.10(c) of the Credit Agreement of a commitment termination letter, dated September 29, 2017, from the Borrower, and acknowledged and agreed by the Administrative Agent, and notwithstanding Section 2.10(d) of the Credit Agreement, the Borrower desires to borrow additional Delayed Draw Loans, and the Delayed Draw Lenders are willing to provide additional Delayed Draw Tranche C Credit Commitments to fund such additional Delayed Draw Loans, as provided herein and subject to the terms and conditions of the Credit Agreement; and

WHEREAS, the parties to the Credit Agreement, on the terms and subject to the conditions set forth herein, have agreed to amend the Credit Agreement as provided for herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendment Effective Date Amendments.    With effect from the Amendment Effective Date (as defined below):

(a)        The following defined terms in Section 1.1 of the Credit Agreement shall be amended as follows:

(i)         The definition of “Acquisition Agreement” shall be amended to insert “(vii) Engine Sale and Purchase Agreement, dated on or about February 28, 2018 between Magellan Aviation Services Limited, and the Borrower, relating to one (1) General Electric model CF34-8E5A1 model engine” as new subsection (vii). In addition, the word “and” prior to subsection (vi) shall be deleted and inserted prior to new subsection (vii).

(ii)        Subsection (a) of the definition of “Applicable Commitment Percentage” shall be amended and restated in its entirety as follows: “(a) with respect to the Delayed Draw Credit Commitment, the percentage, if any, set forth opposite such Lender’s name under the column headed “Delayed Draw Loan Commitment

Percentage” for the relevant tranche of Delayed Draw Credit Commitments, as set forth on Schedule 1 hereto, subject to assignments of interests pursuant to Section 11.10 hereof; and”.

(iii)        The definition of “Closing Delayed Draw Amount” shall be amended and restated in its entirety as follows: ““Closing Delayed Draw Amount” means Fifty-Seven Million Seven Hundred Twenty-Three Thousand Eight Hundred Seventeen Dollars and Forty-Eight Cents ($57,723,817.48).”

(iv)        Subsection (ii) of the definition of “Commitment Period” shall be amended and restated in its entirety as follows: “(ii) the Delayed Draw Tranche C Credit Commitment, the period from the Closing Date to March 1, 2018, or such earlier date on which Delayed Draw Tranche C Credit Commitment shall have been terminated pursuant to Article IX hereof and”.

(v)        The definition of “Engine” shall be amended and restated in its entirety as follows: ““Engine” means each of the twenty (20) General Electric model CF34-8C5 engines and one (1) General Electric model CF34-8E5A1 engine acquired or to be acquired by the Borrower pursuant to the Acquisition Agreements, each as more specifically described on Schedule 2 together with all Parts (as defined in the FAA Mortgage).”

(vi)        The definition of “Total Commitment Amount” shall be amended and restated in its entirety as follows: ““Total Commitment Amount” means the principal amount of One Hundred and Four Million Four Hundred Sixty-Seven Thousand Six Hundred Thirty-Seven Dollars and Forty-Eight Cents ($104,467,637.48), as such amount may be decreased pursuant to Section 2.10 hereof.”

(b)        Section 2.2(b) of the Credit Agreement is hereby amended to delete the “and” after subsection (i), delete “(together with the amount in clause (b)(i), “Tranche C”) and add “and” at the end of subsection (ii), and include a new subsection (iii) as follows:

“(iii) on any one Business Day during such Commitment Period, in an amount equal to up to Four Million Fifty Thousand Dollars ($4,050,000) (together with the amount in clauses (b)(i) and (b)(ii), “Tranche C”);”

(c)        Section 2.10(d) of the Credit Agreement is hereby amended and restated in its entirety as follows: “On March 3, 2018, the Delayed Draw Amount shall be reduced to Zero Dollars ($0).”

(d)        Section 9.8(b)(ii) of the Credit Agreement is hereby amended by inserting “based upon each such Lender’s Overall Commitment Percentage” after “second, to the payment pro rata”.

(e)        Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A hereto.

2

(f)        Schedule 2 to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B hereto.

(g)        The “Delayed Draw Loan Amortization Table” in Exhibit C to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit C hereto.

SECTION 2. Conditions Precedent.    The effectiveness of the amendments contained in Section 1 above is conditioned upon, and such amendments shall not be effective until, the following conditions have been satisfied unless such conditions have been waived in writing by the Administrative Agent (the first date on which the following conditions have been satisfied being referred to herein as the “Amendment Effective Date”):

(a)        The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Security Trustee, the Administrative Agent, and each Lender.

(b)        The representations and warranties referred to in Section 3 of this Amendment shall be true and correct in all material respects as though made on the date of this Amendment, except to the extent such representation or warranty specifically states that it relates to an earlier date in which case such representation or warranty shall have been true in all material respects as of such earlier date.

SECTION 3.    Representations and Warranties.    In order to induce the Administrative Agent, the Security Trustee and the Lenders to enter into this Amendment and amend the Credit Agreement in the manner provided in this Amendment, the Borrower confirms that as of the Amendment Effective Date its representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct in all material respects as of such specific date) and that no Default or Event of Default has occurred and is continuing.

SECTION 4.    Miscellaneous.

  (a)        Reference to and Effect on the Credit Agreement and the other Loan Documents.

(i)        Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents and Related Writings shall remain in full force and effect and are hereby ratified and confirmed.

(ii)        The execution and delivery of this Amendment and performance of the Credit Agreement as amended hereby shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Security Trustee or the Lenders under the Credit Agreement or any of the other Loan Documents or Related Writings.

3

(iii)        From and after the Amendment Effective Date, this Amendment shall be construed as one with the Credit Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment, and any reference to the “Credit Agreement” in any of the Loan Documents or Related Writings shall be deemed to reference the Credit Agreement as amended hereby.

(b)        Captions.    The several captions to sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Amendment.

(c)        Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and by facsimile or other electronic signature, each of which counterparts when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same agreement.

(d)        Governing Law.    THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(e)        Loan Document.    This Amendment is a Loan Document under, and as defined in, the Credit Agreement as amended hereby.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER	MESA AIRLINES, INC.

	By:	/s/ Brian S. Gillman
		Name:	Brian S. Gillman
		Title:	EVP & General Counsel

[Amendment No. 1 to Credit Agreement]

SECURITY TRUSTEE	OBSIDIAN AGENCY SERVICES, INC., as the Security Trustee

	By:	/s/ Howard Levkowitz
		Name:	Howard Levkowitz
		Title:	President

[Amendment No. 1 to Credit Agreement]

ADMINISTRATIVE AGENT	CORTLAND CAPITAL MARKET SERVICES LLC, as the Administrative Agent

	By:	/s/ Emily Ergang Pappas
		Name:	Emily Ergang Pappas
		Title:	Associate Counsel

[Amendment No. 1 to Credit Agreement]

LENDERS

	TCP Whitney CLO, Ltd (fka TCP CLO III, LLC), as a Lender		SPECIAL VALUE CONTINUATION PARTNERS, LP, as a Lender
By: Series I of SVOF/MM, LLC Its: Collateral Manager

TCP WATERMAN CLO, LLC, as a Lender

TENNENBAUM SENIOR LOAN FUND II,
LP, as a Lender

TENNENBAUM SENIOR LOAN FUNDING

III, LLC, as a Lender

TCP DIRECT LENDING FUND VIII-L, as a

Lender

TENNENBAUM SENIOR LOAN

OPERATING III, LLC, as a Lender

TENNENBAUM SENIOR LOAN FUND IV-

B, LP, as a Lender

TENNENBAUM SENIOR LOAN FUND V,

LLC, as a Lender

TENNENBAUM ENERGY

OPPORTUNITIES CO., LLC, as a Lender

TENNENBAUM ENHANCED YIELD
OPERATING I, LLC, as a Lender

TCP ENHANCED YIELD FUNDING I, LLC,
as a Lender

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender

TCP DIRECT LENDING FUND VIII, as a
Lender

TCP DIRECT LENDING FUND VIII-A, as a
Lender

TMD-DL HOLDINGS, LLC, as a Lender

Each by: Tennenbaum Capital Partners, LLC

By:	/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

Its: Investment Manager

		By:	/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

[Amendment No. 1 to Credit Agreement]

Exhibit A

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	DELAYED DRAW LOAN COMMITMENT PERCENTAGE (TRANCHE B AND C-1 AND C-2)	DELAYED DRAW LOAN COMMITMENT AMOUNT TRANCHE B1	DELAYED DRAW LOAN COMMITMENT AMOUNT TRANCHE C-1 AND C-2[2]	DELAYED DRAW LOAN COMMITMENT PERCENTAGE (TRANCHE C-3)	DELAYED DRAW LOAN COMMITMENT AMOUNT TRANCHE C-3[3]	ENGINE ACQUISITION LOAN COMMITMENT PERCENTAGE	ENGINE ACQUISITION LOAN COMMITMENT AMOUNT	MAXIMUM AMOUNT
Special Value Continuation Partners, LP	35.40%	$9,268,182.02	$9,731,591.12	37.00%	$1,498,670.89	35.40%	$16,546,651.90	$37,045,095.93
TCP Waterman CLO, LLC	5.25%	$1,373,846.82	$1,442,539.16	5.49%	$222,151.90	5.25%	$2,452,753.42	$5,491,291.30
Tennenbaum Senior Loan Fund II, LP	7.57%	$1,981,509.84	$2,080,585.33	7.91%	$320,411.39	7.57%	$3,537,625.13	$7,920,131.69
Tennenbaum Senior Loan Funding III, LLC	0.00%	$0.00	$0.00	0.00%	$0.00	4.34%	$2,028,238.41	$2,028,238.41
Tennenbaum Senior Loan Operating III, LLC	4.34%	$1,136,065.64	$1,192,868.92	0.00%	$0.00	0.00%	$0.00	$2,328,934.56
TCP Whitney CLO, Ltd (fka TCP CLO III, LLC)	5.05%	$1,321,006.56	$1,387,056.89	5.27%	$213,607.60	5.05%	$2,358,416.75	$5,280,087.80

1 As such amount may be reduced pursuant to the Credit Agreement. Such Delayed Draw Tranche B Credit Commitments are provided pursuant to Section 2.2(a) of the Credit Agreement.

2 As such amount may be reduced pursuant to the Credit Agreement. Such Delayed Draw Tranche C-1 and C-2 Credit Commitments are provided pursuant to Section 2.2(b)(i) and (b)(ii) of the Credit Agreement.

3 As such amount may be reduced pursuant to the Credit Agreement. Such Delayed Draw Tranche C-3 Credit Commitments are provided pursuant to Section 2.2(b)(iii) of the Credit Agreement.

Exhibit A

Tennenbaum Senior Loan Fund IV-B, LP	1.11%	$290,621.44	$305,152.51	1.16%	$46,993.67	1.11%	$518,851.69	$1,161,619.31
Tennenbaum Senior Loan Fund V, LLC	4.04%	$1,056,805.25	$1,109,645.51	4.22%	$170,886.08	4.04%	$1,886,733.40	$4,224,070.24
Tennenbaum Energy Opportunities Co., LLC	8.07%	$2,113,610.49	$2,219,291.01	8.44%	$341,772.15	8.07%	$3,773,466.80	$8,448,140.45
Tennenbaum Enhanced Yield Operating I, LLC	6.05%	$1,585,207.87	$1,664,468.26	0.00%	$0.00	6.05%	$2,830,100.10	$6,079,776.23
TCP Enhanced Yield Funding I, LLC	0.00%	$0.00	$0.00	6.33%	$256,329.11	0.00%	$0.00	$256,329.11
Safety National Casualty Corporation	6.36%	$1,664,468.26	$1,747,691.67	6.65%	$269,145.57	6.36%	$2,971,605.11	$6,652,910.61
TMD-DL Holdings, LLC	2.72%	$713,343.54	$749,010.72	2.85%	$115,348.10	2.72%	$1,273,545.05	$2,851,247.41
TCP Direct Lending Fund VIII, LLC	5.75%	$1,505,947.48	$1,581,244.85	5.64%	$228,222.18	5.75%	$2,688,595.10	$6,004,009.61
TCP Direct Lending Fund VIII-A	7.60%	$1,989,435.88	$2,088,907.67	7.94%	$321,693.04	7.60%	$3,551,775.63	$7,951,812.22
TCP Direct Lending Fund VIII-L, LLC	0.70%	$182,298.91	$191,413.86	1.11%	$44,768.32	0.70%	$325,461.51	$743,942.60
Total Commitment Amount	100.00%	$26,182,350.00	$27,491,467.48	100.00%	$4,050,000.00	100.00%	$46,743,820.00	$104,467,637.48

Exhibit A

Exhibit B

SCHEDULE 2

ENGINES

INITIAL ACQUISITION ENGINES

General Electric Model CF34-8C5 Engines bearing the following manufacturer’s serial numbers:

1.	194745
2.	194450
3.	965557
4.	965251
5.	195600
6.	195601
7.	195604
8.	195609
9.	195616
10.	195617

DELAYED DRAW ENGINES

General Electric Model CF34-8C5 Engines acquired pursuant to the Acquisition Agreements and bearing the following manufacturer’s serial numbers (provided that such manufacturer’s serial numbers may change on or prior to delivery to the Borrower):

1.	195631
2.	195636
3.	195628
4.	195629
5.	195630
6.	195661
7.	195662
8.	195663
9.	195672
10.	195673

General Electric Model CF34-8E5A1 Engine acquired pursuant to the Engine Sale and Purchase Agreement and bearing the following manufacturer’s serial number (provided that such manufacturer’s serial numbers may change on or prior to delivery to the Borrower):

1.	193119

Exhibit B

Exhibit C

DELAYED DRAW LOAN AMORTIZATION TABLE

			TRANCHE B
		Manufact. S/N	Manufact. S/N	Manufact. S/N	Manufact. S/N	Manufact. S/N
Payment #:	Date	195-628	195-629	195-630	195-631	195-636

1	2/28/2017	$33,479.45	$33,479.45	$33,479.45	$33,479.45	$33,479.45

2	3/31/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

3	4/30/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

4	5/31/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

5	6/30/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

6	7/31/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

7	8/31/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

8	9/30/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

9	10/31/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

10	11/30/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

11	12/31/2017	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

12	1/31/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

13	2/28/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

14	3/31/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

15	4/30/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

16	5/31/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

17	6/30/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

18	7/31/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

19	8/31/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

20	9/30/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

21	10/31/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

22	11/30/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

23	12/31/2018	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

24	1/31/2019	39,166.67	39,166.67	39,166.67	39,166.67	39,166.67

25	2/28/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

26	3/31/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

27	4/30/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

28	5/31/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

29	6/30/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

Exhibit C

30	7/31/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

31	8/31/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

32	9/30/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

33	10/31/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

34	11/30/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

35	12/31/2019	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

36	1/31/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

37	2/29/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

38	3/31/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

39	4/30/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

40	5/31/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

41	6/30/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

42	7/31/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

43	8/31/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

44	9/30/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

45	10/31/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

46	11/30/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

47	12/31/2020	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

48	1/31/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

49	2/28/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

50	3/31/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

51	4/30/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

52	5/31/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

53	6/30/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

54	7/31/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

55	8/31/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

56	9/30/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

57	10/31/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

58	11/30/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09

59	12/31/2021	92,996.09	92,996.09	92,996.09	92,996.09	92,996.09
60	1/31/2022	1,047,294.00	1,047,294.00	1,047,294.00	1,047,294.00	1,047,294.00

	Total	$5,236,470.00	$5,236,470.00	$5,236,470.00	$5,236,470.00	$5,236,470.00

Exhibit C

	TRANCHE C-1				TRANCHE C-2
		Manufact. S/N	Manufact. S/N		Manufact. S/N	Manufact. S/N	Manufact. S/N
Payment #:	Date	195-661	195-662	Date	195-663	195-672	195-673

1	7/31/2017	$42,493.15	$42,493.15	10/31/2017	$103,013.70	$41,205.48	$41,205.48

2	8/31/2017	39,166.67	39,166.67	11/30/2017	39,166.67	39,166.67	39,166.67

3	9/30/2017	39,166.67	39,166.67	12/31/2017	39,166.67	39,166.67	39,166.67

4	10/31/2017	39,166.67	39,166.67	1/31/2018	39,166.67	39,166.67	39,166.67

5	11/30/2017	39,166.67	39,166.67	2/28/2018	39,166.67	39,166.67	39,166.67

6	12/31/2017	39,166.67	39,166.67	3/31/2018	39,166.67	39,166.67	39,166.67

7	1/31/2018	39,166.67	39,166.67	4/30/2018	39,166.67	39,166.67	39,166.67

8	2/28/2018	39,166.67	39,166.67	5/31/2018	39,166.67	39,166.67	39,166.67

9	3/31/2018	39,166.67	39,166.67	6/30/2018	39,166.67	39,166.67	39,166.67

10	4/30/2018	39,166.67	39,166.67	7/31/2018	39,166.67	39,166.67	39,166.67

11	5/31/2018	39,166.67	39,166.67	8/31/2018	39,166.67	39,166.67	39,166.67

12	6/30/2018	39,166.67	39,166.67	9/30/2018	39,166.67	39,166.67	39,166.67

13	7/31/2018	39,166.67	39,166.67	10/31/2018	39,166.67	39,166.67	39,166.67

14	8/31/2018	39,166.67	39,166.67	11/30/2018	39,166.67	39,166.67	39,166.67

15	9/30/2018	39,166.67	39,166.67	12/31/2018	39,166.67	39,166.67	39,166.67

16	10/31/2018	39,166.67	39,166.67	1/31/2019	39,166.67	39,166.67	39,166.67

17	11/30/2018	39,166.67	39,166.67	2/28/2019	39,166.67	39,166.67	39,166.67

18	12/31/2018	39,166.67	39,166.67	3/31/2019	39,166.67	39,166.67	39,166.67

19	1/31/2019	39,166.67	39,166.67	4/30/2019	39,166.67	39,166.67	39,166.67

20	2/28/2019	39,166.67	39,166.67	5/31/2019	39,166.67	39,166.67	39,166.67

21	3/31/2019	39,166.67	39,166.67	6/30/2019	39,166.67	39,166.67	39,166.67

22	4/30/2019	39,166.67	39,166.67	7/31/2019	39,166.67	39,166.67	39,166.67

23	5/31/2019	39,166.67	39,166.67	8/31/2019	39,166.67	39,166.67	39,166.67

24	6/30/2019	39,166.67	39,166.67	9/30/2019	39,166.67	39,166.67	39,166.67

25	7/31/2019	92,738.56	92,738.56	10/31/2019	91,009.40	92,775.35	92,775.35

26	8/31/2019	92,738.56	92,738.56	11/30/2019	91,009.40	92,775.35	92,775.35

27	9/30/2019	92,738.56	92,738.56	12/31/2019	91,009.40	92,775.35	92,775.35

28	10/31/2019	92,738.56	92,738.56	1/31/2020	91,009.40	92,775.35	92,775.35

29	11/30/2019	92,738.56	92,738.56	2/29/2020	91,009.40	92,775.35	92,775.35

30	12/31/2019	92,738.56	92,738.56	3/31/2020	91,009.40	92,775.35	92,775.35

31	1/31/2020	92,738.56	92,738.56	4/30/2020	91,009.40	92,775.35	92,775.35

Exhibit C

32	2/29/2020	92,738.56	92,738.56	5/31/2020	91,009.40	92,775.35	92,775.35

33	3/31/2020	92,738.56	92,738.56	6/30/2020	91,009.40	92,775.35	92,775.35

34	4/30/2020	92,738.56	92,738.56	7/31/2020	91,009.40	92,775.35	92,775.35

35	5/31/2020	92,738.56	92,738.56	8/31/2020	91,009.40	92,775.35	92,775.35

36	6/30/2020	92,738.56	92,738.56	9/30/2020	91,009.40	92,775.35	92,775.35

37	7/31/2020	92,738.56	92,738.56	10/31/2020	91,009.40	92,775.35	92,775.35

38	8/31/2020	92,738.56	92,738.56	11/30/2020	91,009.40	92,775.35	92,775.35

39	9/30/2020	92,738.56	92,738.56	12/31/2020	91,009.40	92,775.35	92,775.35

40	10/31/2020	92,738.56	92,738.56	1/31/2021	91,009.40	92,775.35	92,775.35

41	11/30/2020	92,738.56	92,738.56	2/28/2021	91,009.40	92,775.35	92,775.35

42	12/31/2020	92,738.56	92,738.56	3/31/2021	91,009.40	92,775.35	92,775.35

43	1/31/2021	92,738.56	92,738.56	4/30/2021	91,009.40	92,775.35	92,775.35

44	2/28/2021	92,738.56	92,738.56	5/31/2021	91,009.40	92,775.35	92,775.35

45	3/31/2021	92,738.56	92,738.56	6/30/2021	91,009.40	92,775.35	92,775.35

46	4/30/2021	92,738.56	92,738.56	7/31/2021	91,009.40	92,775.35	92,775.35

47	5/31/2021	92,738.56	92,738.56	8/31/2021	91,009.40	92,775.35	92,775.35

48	6/30/2021	92,738.56	92,738.56	9/30/2021	91,009.40	92,775.35	92,775.35

49	7/31/2021	92,738.56	92,738.56	10/31/2021	91,009.40	92,775.35	92,775.35

50	8/31/2021	92,738.56	92,738.56	11/30/2021	91,009.40	92,775.35	92,775.35

51	9/30/2021	92,738.56	92,738.56	12/31/2021	91,009.40	92,775.35	92,775.35

52	10/31/2021	92,738.56	92,738.56	1/31/2022	91,009.40	92,775.35	92,775.35

53	11/30/2021	92,738.56	92,738.56	2/28/2022	91,009.40	92,775.35	92,775.35

54	12/31/2021	92,738.56	92,738.56	3/31/2022	91,009.40	92,775.35	92,775.35

55	1/31/2022	92,738.56	92,738.56	4/30/2022	91,009.40	92,775.35	92,775.35

56	2/28/2022	92,738.56	92,738.56	5/31/2022	91,009.40	92,775.35	92,775.35

57	3/31/2022	92,738.56	92,738.56	6/30/2022	91,009.40	92,775.35	92,775.35

58	4/30/2022	92,738.56	92,738.56	7/31/2022	91,009.40	92,775.35	92,775.35

59	5/31/2022	92,738.56	92,738.56	8/31/2022	91,009.40	92,775.35	92,775.35

60	6/30/2022	1,047,294.00	1,047,294.00	9/30/2022	1,047,294.00	1,047,294.00	1,047,294.00

	Total	$5,236,470.00	$5,236,470.00	Total	$5,236,470.00	$5,236,470.00	$5,236,470.00

Exhibit C

	TRANCHE C-3
		Manufact. S/N
Payment
#:	Date	193-119
1	3/31/2018	$39,166.67
2	4/30/2018	39,166.67
3	5/31/2018	39,166.67
4	6/30/2018	39,166.67
5	7/31/2018	39,166.67
6	8/31/2018	39,166.67
7	9/30/2018	39,166.67
8	10/31/2018	39,166.67
9	11/30/2018	39,166.67
10	12/31/2018	39,166.67
11	1/31/2019	39,166.67
12	2/28/2019	39,166.67
13	3/31/2019	39,166.67
14	4/30/2019	39,166.67
15	5/31/2019	39,166.67
16	6/30/2019	39,166.67
17	7/31/2019	39,166.67
18	8/31/2019	39,166.67
19	9/30/2019	39,166.67
20	10/31/2019	39,166.67
21	11/30/2019	39,166.67
22	12/31/2019	39,166.67
23	1/31/2020	39,166.67
24	2/29/2020	39,166.67
25	3/31/2020	65,714.29
26	4/30/2020	65,714.29
27	5/31/2020	65,714.29
28	6/30/2020	65,714.29
29	7/31/2020	65,714.29
30	8/31/2020	65,714.29
31	9/30/2020	65,714.29
32	10/31/2020	65,714.29
33	11/30/2020	65,714.29
34	12/31/2020	65,714.29
35	1/31/2021	65,714.29
36	2/28/2021	65,714.29
37	3/31/2021	65,714.29
38	4/30/2021	65,714.29
39	5/31/2021	65,714.29
40	6/30/2021	65,714.29
41	7/31/2021	65,714.29
42	8/31/2021	65,714.29
43	9/30/2021	65,714.29
44	10/31/2021	65,714.29
45	11/30/2021	65,714.29

Exhibit C

46	12/31/2021	65,714.29
47	1/31/2022	65,714.29
48	2/28/2022	65,714.29
49	3/31/2022	65,714.29
50	4/30/2022	65,714.29
51	5/31/2022	65,714.29
52	6/30/2022	65,714.29
53	7/31/2022	65,714.29
54	8/31/2022	65,714.29
55	9/30/2022	65,714.29
56	10/31/2022	65,714.29
57	11/30/2022	65,714.29
58	12/31/2022	65,714.29
59	1/31/2023	65,714.29
60	2/28/2023	810,000.00

	Total	$4,050,000.00

Exhibit C